U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

           Date of Report (Earliest event reported): April 8th, 2002

                     FLEXIBLE SOLUTIONS INTERNATIONAL INC.

         NEVADA                                        91-1922863
   (State or other jurisdiction                (IRS employer Identification No.)
      of incorporation)

                2614 Queenswood Dr., Victoria, BC Canada V8N 1X5
           (Address of principal executive offices including zip code)

                                  250 477 9969
                 (Issuer's telephone number including area code)

ITEM 5. Other Events.

On April 7, 2003, Flexible solutions International, Inc., issued a press release announcing revenue expectations for the first quarter ended March 31, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


ITEM 7. Financial Statements and Exhibits.

Exhibits:

99.1     Press Release dated April 7, 2003.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8th, 2002       FLEXIBLE SOLUTIONS INTERNATIONAL INC.


/s/ DAN O'BRIEN
---------------
Dan O'Brien
President